SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C. 20549


                                                      FORM 8-K


                                                   Current Report
                                           Pursuant to Section 13 or 15(d)
                                      of the Securities Exchange Act of 1934.



            Date of Report (Date of earliest event reported) June 30, 1999

                                   WESTBURY METALS GROUP, INC.
                    (Exact name of registrant as specified in its charter)


                                    New York
                (State or Other Jurisdiction of Incorporation)

33-42408-NY                           11-3023099
(Commission File
Number)                    (I.R.S. Employer Identification No.)


                              750 Shames Drive, Westbury, New York 11590
                         (Address of principal executive offices)(Zip Code)

                                                (516) 997-8333
                        (Registrant's telephone number, including area code)

ITEM 2. Acquisition or Disposition of Assets

         On July 16, 1999, the Registrant, through its wholly owned subsidiary, Reliable - West Tech, Inc., a Delaware corporation ("RWT") (formerly known as West Tech, Inc.), purchased substantially all of the assets (excluding cash and accounts receivable) of Reliable Corporation, a Connecticut corporation ("Reliable") pursuant to an Asset Purchase Agreement dated May 5, 1999, as amended by an Amendment dated July 1, 1999, and as modified by an Escrow Agreement dated July 1, 1999. This transaction was effective as of June 30,1999 for accounting purposes. Reliable is a manufacturer of silver semi-fabricated products for the industrial plating industries.
RWT will use the purchased assets to continue the business operations of Reliable.

         The purchase price for the assets was $1,915,000. One Million Dollars was paid in cash and the balance was paid with a six year, seven percent self amortizing promissory note in the principal amount of $915,000. The note was secured by a security agreement granting a security interest in the machinery, equipment and the customer list purchased pursuant to this transaction. In addition, RWT paid the sum of $192,578.55 in cash for the purchase of Reliable's metals inventory. The cash portion of the purchase price was funded by a combination of the Registrant's funds and the proceeds of certain financing described in ITEM 5 below.

As part of this transaction, Rajendra A. Shukla, the President and sole shareholder of Reliable, sold the building and the real property at which Reliable operated its business for $185,000. RWT shall continue to run the business operations from this location. The purchase price was paid with a six year, seven percent self amortizing promissory note from RWT in the principal amount of $185,000. The record owner of the property is Westbury Realty Management, Inc.("Westbury Realty"), a wholly owned subsidiary of the Registrant. The note was secured by the guaranty of Westbury Realty, which guaranty was secured by a first mortgage on the purchased real property. At the Closing, RWT entered into a three year employment agreement with Rajendra A. Shukla. Mr. Shukla shall serve as a vice president of RWT and President of its "Reliable" division. The employment agreement provides for an annual salary of $150,000.

ITEM 5. Other Events

         On July 13, 1999 RWT, Westbury International, Inc and Westbury Alloys, Inc.,(each, a wholly owned subsidiary of the Registrant) as co-borrowers, closed a financing transaction with BankBoston, N.A. pursuant to which the co-borrowers received a Twelve Million Dollar revolving credit loan, with a Seven Million Dollar sublimit for a consignment facility and a One Million Five Hundred Thousand Dollar credit facility for forward contracts and executed a Loan and Consignment Agreement and a Revolving Credit Promissory Note in the principal amount of $12,000,000. The co-borrowers' obligations are secured by a security interest in the assets of the co-borrowers and the guaranties of the co-borrowers; such obligations are further secured by an Unlimited Guaranty Agreement of the Registrant, which is secured by a first priority security interest in all of its tangible and intangible personal property and by a pledge of the stock of RWT, Westbury International, Inc and Westbury Alloys, Inc.

         On July 15, 1999, the Registrant, RWT, Westbury International, Inc. and Westbury Alloys, Inc., as co-borrowers closed a financing transaction with Alliance Capital Investments Corp.("Alliance"),pursuant to a Loan Agreement dated July 13, 1999, pursuant to which the co-borrowers received a $2,000,000 term loan. and executed a Loan Agreement and a Term Promissory Note in the principal amount of $2,000,000. The co-borrower's obligations are secured by a second priority security interest in the assets of the co- borrowers. As further consideration for the loan, pursuant to an Agreement dated as of July 13,1999 the Registrant granted to Alliance a Warrant for the purchase of 90,000 shares of the Registrant's common stock at an exercise price of $3.00 per share, such Warrant to remain outstanding until July 15, 2009.


ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired (to be
                     filed by amendment hereto)

         (b)      Pro Forma Financial Information (to be
                    filed by amendment hereto)

         (c)  Exhibits

                  1. Copy of Asset Purchase Agreement dated as of May 5, 1999.

                  2. Copy of Amendment to Asset Purchase Agreement dated July 1,
                     1999.

                  3. Copy of Escrow Agreement dated July 1, 1999.

                  4. Copy of $915,000 Promissory Note dated July 1, 1999.

                  5. Copy of $185,000 Promissory Note dated July 1, 1999.

                  6. Copy of Employment Agreement between Reliable - West Tech,
                     Inc and Rajendra A. Shukla dated as of July 1, 1999.

                  7. Copy of Loan and Consignment Agreement with BankBoston,
                     N.A.  dated July 13, 1999.

                  8. Copy of  Revolving  Credit Promissory Note dated July 13,
                       1999.

                  9. Copy of Unlimited Guaranty Agreement dated July 13, 1999.

                  10. Copy of Loan Agreement with Alliance Capital Investment
                      Corp. dated as of July 13, 1999.

                  11. Copy of $2,000,000 Term Promissory Note dated
                      July 15, 1999.

                  12. Agreement with Alliance Capital Investment Corp. dated July 13, 1999 with respect to its purchase of Stock Warrants from Registrant.

                  13. Copy of Stock Warrant issued to Alliance Capital
                      Investment  Corp.  dated  as  of  July 15,1999.

ITEM 7.  Financial Statements and Exhibits.


         (b)      Pro Forma Financial Information


(i)      Introduction To Unaudited Pro Forma Consolidated Financial Statements
(ii)     Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999
(iii) Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended March 31, 1999.
(iv)     Notes To  Unaudited  Pro Forma  Consolidated  Statement Of
         Operations for the Year Ended June 30, 1998.
(v)      Notes to Unaudited Pro Forma Consolidated Financial Statements



(i) The unaudited pro forma consolidated balance sheet as of March 31, 1999 gives pro forma effect to the acquisition by RWT of certain assets of Reliable as if the acquisition had occurred on March 31, 1999. The unaudited pro forma consolidated statements of operations for the nine months ended March 31, 1999 and for the year ended June 30, 1998 give pro forma effect to the acquisition of Reliable as if such acquisition had occurred on July 1, 1997.

         The unaudited pro forma consolidated financial statements give effect to the acquisition described above under the purchase method of accounting and are based on the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements presented on the following pages. The fair value of the consideration will be allocated to the assets and liabilities acquired based upon the fair values of such assets and liabilities at the Effective Time and may be revised for a period of up to one year thereafter. The preliminary estimates and assumptions as to the value of the assets and liabilities of Reliable to the combined company is based upon information available at the date of preparation of these unaudited pro forma consolidated financial statements and will be adjusted upon the final determination of such fair values.

         The unaudited pro forma consolidated financial statements do not purport to represent what RWT results of operations or financial condition would have actually been or what operations would be if the Merger had occurred on the dates assumed and are not indicative of future results. The unaudited pro forma financial statements below should be read in conjunction with the historical consolidated financial statements and related noted thereto of RWT and Reliable.


                                                    Pro Forma Financial Information (ii)
                                                              Westbury Metals Group, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                                                        March 31, 1999
                                                  Historical           Historical
                                                Westbury Metals       Reliable (a)           Adjustments             Pro Forma
                                                  Group, Inc.
                   ASSETS
CURRENT ASSETS:
Cash                                         $             368,638    $    181,598     $    (181,598)     (b)  $                 -
Accounts Receivable                                      2,287,764       1,664,418        (1,664,418)     (b)           2,287,764
Inventory                                                1,257,329         192,578                                      1,449,907
Prepaid expenses and other current assets
                                                           918,597           -                                            918,597
Total Current Assets                                     4,832,328          2,038,594     (2,214,654)                   4,656,268
PROPERTY, PLANT AND EQUIPMENT:
Property, plant and equipment                            1,425,286            887,276         22,724 (e)                2,335,286
Less: accumulated depreciation and
amortization                                             (269,685)          (745,568)        745,568 (e)                 (269,685)
Property, Plant, and Equipment - net
                                                         1,155,601            141,708        768,292                    2,065,601
OTHER ASSETS:
Goodwill - net of accumulated amortization
                                                           228,040          -              1,190,000 (e)                1,418,040
Acquisition Cost - Reliable                            -                       -              58,000 (e)                   58,000
Deposits                                                   105,375             -                 -                        105,375
          Total Other Assets                               333,415             -           1,248,000                    1,581,415
TOTAL ASSETS                                 $           6,321,344  $   2,180,302       $   (198,362)                $  8,303,284

                        LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Notes Payable                                    $       1,424,703   $   1,395,930      $ (1,395,930)      (b)         $  1,550,703
Due to customers                                         1,377,930              -                                        1,377,930
Accounts payable and accrued expenses
                                                           454,226         107,674           (107,674) (b)               1,336,166
Mortgage Payable                                            11,092            -                                             11,092
          Total Current Liabilities                      3,267,951       1,503,604           (495,664)                   4,275,891
Mortgage Payable - Non Current Portion
                                                           309,402            -                                            309,402
Note Payable - Long Term                                     -                -                974,000 (c)                 974,000
TOTAL LIABILITIES                                        3,577,353       1,503,604             478,336                   5,559,293
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock $.001 par value                                 3,197                                                           3,197
Common stock, no par value, 100 shares                                                          (1,000) (e)
                                                                    1,000                                                      -
Capital in excess of par                                 3,171,879          49,000            (49,000) (e)               3,171,879
Accumulated (deficit)earnings                            (431,085)         626,698           (626,698) (e)               (431,085)
TOTAL STOCKHOLDERS' EQUITY                                                                   (676,698)
                                                         2,743,991         676,698                                       2,743,991
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                      $  6,321,344      $2,180,302         $ (198,362)                $  8,303,284




                                                                Pro Forma Financial Information (iii)
                                                                    Westbury Metals Group, Inc.
                                                            Unaudited Pro Forma Consolidated Statements of Operations
                                                        For The Nine Months Ended March 31, 1999
                                                  Historical           Historical
                                                Westbury Metals       Reliable (f)           Adjustments             Pro Forma
                                                  Group, Inc.

Revenues:
    Sales                                             $ 22,532,534       $ 11,837,301            (35,692)  (g)        $ 34,334,143
    Refining                                             3,713,695                 -                                     3,713,695
    Other                                                   71,741              -                                           71,741
          Total Revenues                                26,317,970     11,837,301                (35,692)               38,119,579
Costs and expenses:
    Cost of Sales                                       21,347,007         11,284,040            (35,692)  (g)          32,595,355
    Cost of refining                                     2,747,284              -                                        2,747,284
    Selling, general
and                           administrative             1,843,195            953,893              56,250  (h)           2,853,338
    Depreciation and amortization                          116,261                                 44,625  (i)             269,486
                                                                                6,600
    Interest                                               124,071            108,563              54,750  (k)             287,384
          Total costs and expenses                      26,177,818         12,353,095             221,933               38,752,846
Income before income taxes                                 140,152          (515,794)           (257,625)                 (633,267)
Provision for income taxes                                  44,036                                                          44,036
Net income (loss)                                       $   96,116          (515,794)         $ (257,625)              $  (677,303)
Net income (loss) per share - basic
                                                         $     .03                                                     $    (0.21)
Net income (loss) per share - diluted
                                                         $     .03
Average shares outstanding - basic
                                                         3,197,312                                                       3,197,312
Average shares outstanding - diluted
                                                         3,522,312


                                                                     Pro Forma Financial Information (iv)
                                                                            Westbury Metals Group, Inc.
                                             Unaudited Pro Forma Consolidated Statements of Operations
                                                                         For The Year Ended June 30, 1998

                                                  Historical           Historical
                                                    Westbury Metals   Reliable (l)           Adjustments             Pro Forma
                                                        Group, Inc.

Revenues:
    Sales                                    $       1,425,315      $ 18,122,333                  (4,530)  (g)        $ 19,543,118
    Refining                                             1,874,829             -                                         1,874,829
    Other                                                   22,188             -                                            22,188
          Total Revenues                              3,322,332            18,122,333             (4,530)               21,440,135
Costs and expenses:
    Cost of Sales                                        1,335,607         16,971,187            (4,530)   (g)          18,302,264
    Cost of refining                                       807,221               -                                         807,221
    Selling, general
and                      administrative                  1,377,159            813,248              75,000  (h)           2,265,407
    Depreciation and amortization                           94,696             25,731              59,500  (i)             299,927
    Interest                                               132,090            184,994              73,000  (k)             390,084
          Total costs and expenses                       3,746,773       17,995,160               322,970               22,064,903
Income before income taxes                               (424,441)            127,174           (327,500)                 (624,768)
Provision for income taxes                                   -                 14,100             -                         14,100
Net (loss) income                                     $  (424,441)            113,074   $   (327,500)                  $  (638,868)
Net (loss) income per share - basic
                                                       $    (0.20)                                                      $    (0.29)
Average shares outstanding - basic                                                                                       2,173,139
                                                         2,173,139


(a) Represents the  historical  unaudited  balance sheet of Reliable as of March
31, 1999.

(b) The pro forma adjustments to cash, accounts receivable, notes payable, and accounts payable and accrued expenses represents the elimination of Reliable's assets not acquired and liabilities not assumed.

(c) The pro forma adjustments to cash, notes payable (current and long term) represent cash paid (including the estimated acquisition costs) of $1,250,578 and promissory notes issued by Westbury Metals Group to the former shareholder of Reliable in the aggregate amount of $1,000,000.

(d) The pro forma adjustments to cash and accounts payable and accrued expenses represents a reclassification of the negative cash balance of $881,940 after giving effect to the acquisition adjustments

(e) The pro forma adjustment to goodwill, plant, property and equipment, common stock, capital in excess of par, and accumulated (deficit) earnings represents the costs in excess of net assets acquired, the estimated costs of the acquisition of $58,000, and the elimination of the historical equity of Reliable.

(f) Represents the historical unaudited Statement of Operations of Reliable for the nine months ended March 31, 1999.

(g) The pro forma adjustments to sales and cost of sales for the nine months ended March 31, 1999 and the year ended June 30, 1998 represent the elimination of the intercompany sales and related cost of sales.

(h) The pro forma adjustments to selling, general and administrative expenses represents additional salary expense to Reliable pursuant to an employment agreement with the former shareholder.

(i) The pro forma adjustment to depreciation and amortization expense represents the amortization of the excess of cost over fair market value of net assets acquired, amortized on a straight-line basis over an estimated life of 20 years.

(j) The pro forma adjustment to depreciation and amortization expense represents the additional depreciation expense resulting from the fair market value increase of plant, property and equipment.

(k) The pro forma adjustment to interest expense relates to the promissory notes issued in connection with the reliable purchase (calculated at the stated interest rate of 7.0 percent).

(l) Represents the historical unaudited Statement of Operations of Reliable for the year ended June 30, 1998.





                              RELIABLE CORPORATION

                              FINANCIAL STATEMENTS
                                       AND
                            SUPPLEMENTARY INFORMATION
                                      WITH
                          INDEPENDENT AUDITORS' REPORT

                          YEAR ENDED DECEMBER 31, 1998


                                            INDEPENDENT AUDITORS' REPORT



Board of Directors
Reliable Corporation
Naugatuck, Connecticut


         We have audited the accompanying balance sheet of Reliable Corporation as of December 31, 1998 and the related statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reliable Corporation as of December 31, 1998 in conformity with generally accepted accounting principles.

         The accompanying supplementary information, while not necessary for a fair presentation of financial position, results of operations or changes in financial position has been examined and, in our opinion, is fairly stated in all material respects in relation to the financial statement taken as a whole.






Hackensack, New Jersey
May 18, 1999





                              RELIABLE CORPORATION

                                  BALANCE SHEET

                                DECEMBER 31, 1998







                                     ASSETS

Current assets:
  Cash                                                                                 $     6,560
  Accounts receivable   - trade                                                            908,174
                          -affiliate                                                       757,729
  Inventories                                                                              610,414

     Total current assets                                                                2,282,877


Property and equipment, less accumulated
  depreciation and amortization                                                            149,042

                                                                                        $2,431,919


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable - bank                                                                   $1,400,000
  Subordinated note payable - officer                                                      200,835
  Accounts payable                                                                         111,028
  Accrued expenses and taxes payable                                                       111,186

     Total current liabilities                                                           1,823,049


Stockholders' equity:
  Common stock, no par value, 100 shares
    authorized, issued and outstanding                                                       1,000
  Additional paid-in capital                                                                49,000
  Retained earnings                                                                        558,870
                                                                                           608,870

                                                                                        $2,431,919





                        See notes to financial statements




                              RELIABLE CORPORATION

                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1998









Sales                                                                                                     $17,502,428




Costs and expenses:
  Cost of sales                                                                                           16,614,389
  Selling, general and administrative                                                                      1,152,809
  Interest                                                                                                   184,427

                                                                                                          17,951,625


Net loss                                                                                                    (449,197)


Retained earnings - beginning of year                                                                      1,063,357


Less:  dividends paid                                                                                        (55,290)


Retained earnings - end of year                                                                         $    558,870
















                        See notes to financial statements




                              RELIABLE CORPORATION

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1998


Operating activities:
  Net loss                                                                                                $   (449,197)
  Adjustments to reconcile net loss to net cash
   provided by operating activities:
    Depreciation  and  amortization of property and equipment  17,933 Changes in operating assets and liabilities:
      Accounts receivable  -trade                                                                             1,041,447
                            - affiliate                                                                         (67,633)
      Inventories                                                                                                37,081
      Accounts payable                                                                                          (20,649)
      Accrued expenses and taxes payable                                                                         86,986

          Net cash provided by operating activities                                                             645,968


Investing activities:
  Disposition of property and equipment, net                                                                   (81,183)

          Net cash used in investing activities                                                                (81,183)


Financing activities:
  Repayment of short-term bank borrowings                                                                       (425,000)
  Repayment of loan from officer                                                                                (110,221)
  Dividends paid                                                                                                 (55,290)

         Net cash used in financing activities                                                                  (590,511)


Decrease in cash                                                                                                 (25,726)


Cash - beginning of year                                                                                          32,286


Cash - end of year                                                                                         $       6,560




Supplemental  disclosures  of cash flow  information:  Cash paid during the year for:
    Interest                                                                                                    $184,427


                        See notes to financial statements




                              RELIABLE CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998


Note 1   Summary of accounting policies

            (a)   Business description

                  The  Company  was  incorporated  in 1982 under the laws of the
         state  of  Connecticut  and  manufactures   plating  supplies  for  the
         electroplating industry.

               (b) Uses of estimates in the preparation of financial statements

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

              (c) Cash

                  The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal
         Deposit Insurance Corporation up to $100,000. The Company's accounts at these institutions may, at times, exceed the Federally insured limits.
         The Company has not experienced any losses in such accounts.

             (d)  Inventories

                  Inventories, consisting substantially of raw materials and work in process, are priced at the lower of cost, determined on the first-in, first-out basis, or market (replacement cost).

              (e) Property and equipment

                  Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to amortize the costs of the related assets over their estimated useful lives under the straight-line and accelerated methods for both financial reporting and income tax purposes.

                  Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

              (f) Income taxes

                  The Company has elected to be taxed as an "S" Corporation and, accordingly, is not subject to Federal income tax. State income taxes are provided since the Company operates in a state jurisdiction which does not recognize "S" Corporation status.


Note 2   Account receivable - affiliate

              The account receivable - affiliate bears interest at 12% per annum and is due on demand.




Note 3   Property and equipment

              A summary of property and equipment  and the estimated  lives used in the computation of depreciation and amortization is as follows:
                                                                        Amount          Life
                  Machinery and equipment                               $639,723        5 years
                  Automobiles                                            120,366        3 years
                  Furniture and fixtures                                   9,657        5 years
                      Leasehold improvements                             109,864        5 years
                                                                         879,610
                      Depreciation and amortization                      730,568
                                                                        $149,042

Note 4   Note payable - bank

              Pursuant  to an  agreement  with  its  bank,  the  Company  has an available line of credit of $2,000,000. Borrowings under this agreement bear  interest  at the bank's  prime  rate and are due on demand.  This
         obligation  is   collateralized   by  a  first  security   interest  in
         substantially   all  assets  of  the   corporation  and  is  personally
         guaranteed by the officers of the corporation.

Note 5   Subordinated note payable - officer

              Subordinated note payable officer bears interest at 12% per annum, is due on demand and is subordinated to bank borrowings referred to in
         Note 4.

Note 6   Concentration of risk

              Financial  instruments  which  potentially  subject the Company to concentrations of credit risk are primarily  accounts  receivable.  The
         Company  performs   on-going  credit   evaluations  of  its  customers'
         financial  condition  and  generally  requires no  collateral  from its customers.  The allowance for non-collection of accounts  receivable is based upon the expected collectibility of all accounts receivable.

              The Company relies on several key vendors to supply its inventory.
         Although there are a limited number of manufacturers in the market capable of supplying these goods, the Company believes that other suppliers could provide for the Company's needs on comparable terms.
         Abrupt changes in the supply flow could, however, cause a delay in manufacturing and a possible inability to meet sales commitments on schedule, or a possible loss of sales, which would affect operating results adversely.

Note 7   Commitments, contingencies and general comments

              The Company leases its plant from an officer of the corporation on a month-to-month basis at an annual rental of approximately $120,000.
         Rental expense charged to operations for the year ended December 31, 1999 aggregated $120,000.




                            SUPPLEMENTARY INFORMATION

                                                     (Unaudited)


Cost of sales:
  Inventories - beginning of year                                                                         $   647,495
  Purchases                                                                                                16,540,382
  Other costs                                                                                                  36,926
                                                                                                           17,224,803

  Inventories - end of year                                                                                   610,414

                                                                                                          $16,614,389



Selling, general and administrative expenses:
  Salaries - officers                                                                                     $   117,690
  Salaries - other                                                                                            254,873
  Payroll taxes and other taxes                                                                                69,978
  Insurance and employee benefits                                                                              60,745
  Rent                                                                                                        120,000
  Utilities                                                                                                    31,689
  Telephone and telex                                                                                          16,067
  Travel and entertainment                                                                                     34,791
  Professional fees                                                                                            12,730
  Depreciation                                                                                                 17,933
  Repairs and maintenance                                                                                       4,473
  Auto and truck                                                                                               27,751
  Office expense and postage                                                                                   19,943
  Advertising                                                                                                  21,617
  Donations                                                                                                     1,725
  Commissions                                                                                                  67,311
  Pension plan                                                                                                 30,000
  Bad debt expense                                                                                            243,493


                              RELIABLE CORPORATION

                              FINANCIAL STATEMENTS
                                       AND
                            SUPPLEMENTARY INFORMATION
                                      WITH
                          INDEPENDENT AUDITORS' REPORT

                          YEAR ENDED DECEMBER 31, 1997


                                            INDEPENDENT AUDITORS' REPORT



Board of Directors
Reliable Corporation
Naugatuck, Connecticut


         We have audited the accompanying balance sheet of Reliable Corporation as of December 31, 1997 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         Except as explained in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         We did not observe the taking of physical  inventory as of December 31,
1996,  since that date was prior to our appointment as auditors for the Company, and we were unable to satisfy ourselves regarding inventory  quantities by means of  other  auditing  procedures.  Inventory  amounts  as of  December  31,  1996 materially  enter  into the  determination  of net income and cash flows for the year ended December 31, 1997.

         Because of the matter discussed in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the results of operations and cash flows for the year ended
December 31, 1997.

         In our opinion, the balance sheet referred to in the first paragraph presents fairly, in all material respects, the financial position of Reliable
Corporation as of December 31, 1997 in conformity with generally accepted accounting principles.

         The accompanying supplementary information, while not necessary for a fair presentation of financial position, results of operations or changes in financial position has been examined and, in our opinion, is fairly stated in all material respects in relation to the financial statement taken as a whole.




Hackensack, New Jersey
February 28, 1998








                              RELIABLE CORPORATION

                                  BALANCE SHEET

                                DECEMBER 31, 1997







                                     ASSETS

Current assets:
  Cash                                                                                                    $     32,286
  Accounts receivable   - trade                                                                              1,949,621
                        - affiliate                                                                            690,096
  Inventories                                                                                                  647,495

     Total current assets                                                                                    3,319,498


Property and equipment, less accumulated
  depreciation and amortization                                                                                  85,792

                                                                                                             $3,405,290


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable - bank                                                                                       $1,825,000
  Subordinated note payable - officer                                                                          311,056
  Accounts payable                                                                                             131,677
  Accrued expenses and taxes payable                                                                            24,200

     Total current liabilities                                                                               2,291,933


Stockholders' equity:
  Common stock, no par value, 100 shares
    authorized, issued and outstanding                                                                           1,000
  Additional paid-in capital                                                                                    49,000
  Retained earnings                                                                                          1,063,357
                                                                                                             1,113,357

                                                                                                            $3,405,290


                        See notes to financial statements




                              RELIABLE CORPORATION

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1997









Sales                                                                                                     $16,486,502




Costs and expenses:
  Cost of sales                                                                                           15,444,442
  Selling, general and administrative                                                                        851,280
  Interest                                                                                                   165,239

                                                                                                          16,460,961


Income before income taxes                                                                                    25,541



State income taxes                                                                                             4,200


Net income                                                                                                    21,341


Retained earnings - beginning of year                                                                      1,123,225


Less:  dividends paid                                                                                        (81,209)


Retained earnings - end of year                                                                           $1,063,357






                        See notes to financial statements




                              RELIABLE CORPORATION

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997

Operating activities:
  Net income                                                                                              $   21,341
  Adjustments to reconcile net income to net cash
   used in operating activities:
    Depreciation  and  amortization of property and equipment  21,462 Changes in operating assets and liabilities:
      Accounts receivable  -trade                                                                            (55,950)
                           -affiliate                                                                       (214,155)
      Inventories                                                                                            (54,395)
      Accounts payable                                                                                       (67,083)
      Accrued expenses and taxes payable                                                                       7,109

          Net cash used in operating activities                                                             (341,671)


Investing activities:
  Disposition of property and equipment, net                                                                  13,052

          Net cash used in investing activities                                                               13,052


Financing activities:
  Short-term bank borrowings                                                                                  250,000
  Loan from officer
                                                                                                              124,342
  Dividends paid                                                                                              (81,209)
  Repayment of long-term debt                                                                                 (18,333)

         Net cash provided by financing activities                                                           274,800


Decrease in cash                                                                                             (53,819)


Cash - beginning of year                                                                                      86,105


Cash - end of year                                                                                       $   32,286


Supplemental  disclosures  of cash flow  information:  Cash paid during the year for:
    Interest                                                                                                $140,695


                        See notes to financial statements




                              RELIABLE CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997

Note 1   Summary of accounting policies

            (a)   Business description

                  The  Company  was  incorporated  in 1982 under the laws of the
         state  of  Connecticut  and  manufactures   plating  supplies  for  the
         electroplating industry.

              (b) Uses of estimates in the preparation of financial statements

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

              (c) Cash

                  The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal
         Deposit Insurance Corporation up to $100,000. The Company's accounts at these institutions may, at times, exceed the Federally insured limits.
         The Company has not experienced any losses in such accounts.

             (d)  Inventories

                  Inventories, consisting substantially of raw materials and work in process, are priced at the lower of cost, determined on the first-in, first-out basis, or market (replacement cost).

              (e) Property and equipment

                  Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to amortize the costs of the related assets over their estimated useful lives under the straight-line and accelerated methods for both financial reporting and income tax purposes.

                  Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

              (f) Income taxes

                  The Company has elected to be taxed as an "S" Corporation and, accordingly, is not subject to Federal income tax. State income taxes are provided since the Company operates in a state jurisdiction which does not recognize "S" Corporation status.

Note 2   Account receivable - affiliate

              The account receivable - affiliate bears interest at 12% per annum and is due on demand.



Note 3   Property and equipment

              A summary of property and equipment  and the estimated  lives used in the computation of depreciation and amortization is as follows:
                                                                        Amount            Life
                  Machinery and equipment                               $639,723        5 years
                  Automobiles                                             49,668        3 years
                  Furniture and fixtures                                   9,657        5 years
                      Leasehold improvements                             102,439        5 years
                                                                         801,487
                      Depreciation and amortization                      715,695
                                                                        $ 85,792

Note 4   Note payable - bank

              Pursuant  to an  agreement  with  its  bank,  the  Company  has an available line of credit of $2,000,000. Borrowings under this agreement bear  interest  at the bank's  prime  rate and are due on demand.  This
         obligation  is   collateralized   by  a  first  security   interest  in
         substantially   all  assets  of  the   corporation  and  is  personally
         guaranteed by the officers of the corporation.

Note 5   Subordinated note payable - officer

              Subordinated note payable officer bears interest at 12% per annum, is due on demand and is subordinated to bank borrowings referred to in
         Note 4.

Note 6   Concentration of risk

              Financial  instruments  which  potentially  subject the Company to concentrations of credit risk are primarily  accounts  receivable.  The
         Company  performs   on-going  credit   evaluations  of  its  customers'
         financial  condition  and  generally  requires no  collateral  from its customers.  The allowance for non-collection of accounts  receivable is based upon the expected collectibility of all accounts receivable.

              The Company relies on several key vendors to supply its inventory.
         Although there are a limited number of manufacturers in the market capable of supplying these goods, the Company believes that other suppliers could provide for the Company's needs on comparable terms.
         Abrupt changes in the supply flow could, however, cause a delay in manufacturing and a possible inability to meet sales commitments on schedule, or a possible loss of sales, which would affect operating results adversely.

Note 7   Commitments, contingencies and general comments

              The Company leases its plant from an officer of the corporation on a month-to-month basis at an annual rental of approximately $120,000.
         Rental expense charged to operations for the year ended December 31, 1997 aggregated $120,000.


                            SUPPLEMENTARY INFORMATION




                                                     (Unaudited)









Cost of sales:
  Inventories - beginning of year                                                                         $   593,100
  Purchases                                                                                                15,431,725
  Other costs                                                                                                  67,112
                                                                                                           16,091,937

  Inventories - end of year                                                                                   647,495

                                                                                                          $15,444,442



Selling, general and administrative expenses:
  Salaries - officers                                                                                     $     109,660
  Salaries - other                                                                                              203,294
  Payroll taxes and other taxes                                                                                  39,395
  Insurance and employee benefits                                                                                45,305
  Rent                                                                                                          105,000
  Utilities                                                                                                      37,719
  Telephone and telex                                                                                            18,897
  Travel and entertainment                                                                                       35,772
  Professional fees                                                                                              12,800
  Depreciation                                                                                                   21,463
  Repairs and maintenance                                                                                         6,225
  Auto and truck                                                                                                 53,617
  Office expense and postage                                                                                     16,065
  Advertising                                                                                                    29,495
  Donations                                                                                                       2,225
  Commissions                                                                                                     2,750
  Bad debt expense                                                                                              111,598

                                                                                                            $   851,280

                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTBURY METALS GROUP, INC.
                                            (Registrant)



By:
    Mandel Sherman,  President


DATED: September 14, 1999